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935 Lakeview Pkwy
Suite 195
Vernon Hills, IL 60061
 tel. 847/968-5400
 fax. 847/968-5450
www.tab.com

FOR IMMEDIATE RELEASE

    For additional information, contact:
    Donald J. Hotz
    Chief Financial Officer
    TAB Products Co.
    (847) 968-2433

TAB'S PRESIDENT & CEO PRESENTED COMPANY OVERVIEW AND
BUSINESS OUTLOOK DURING
TAB'S ANNUAL STOCKHOLDERS MEETING

    Vernon Hills, IL, October 18, 2001—TAB Products Co. (AMEX:TBP) President and CEO, Gary Ampulski, presented an overview and business outlook of the Company to stockholders during TAB's annual meeting on Tuesday, October 16, 2001. This year's meeting centered around an election contest with Thaddeus S. Jaroszewicz for a competing slate of directors. Preliminary results indicate that TAB's current board of directors has been re-elected.

Following are Mr. Ampulski's remarks:

Good Morning.

Over the last nine months I have had the opportunity to not only get exposed to what I believe is a truly remarkable business but to assemble a management team, work with your Board and get input from many customers, business partners and stockholders. I have talked to many of you on numerous occasions as we discussed the issues TAB was facing and your views on how to address them. No matter where I went or what conversation I had, everyone seemed to have an opinion and some, I can report, are very emotional. It's pretty exciting to be the CEO of a company whose stakeholders are so aware of the issues and passionate in their beliefs. And although we may have healthy differences, one thing that we all agree on is that there is value in this Company and our future has more than one option.

As you know, TAB's financial performance over the past few years has not been satisfactory to anyone. We have never denied it. However, in January, we began to take serious steps to do what needed to be done to safely return your Company to profitable growth. Much has been said since then on whether we were moving too slow or if we had the right skills, industry experience and determination to be successful. We know many stockholders were appropriately concerned if they would ever achieve any liquidity, let alone realize a positive return from their investment.

In February, and then again in March, we received offers of $4.00 and then $5.00 per share for the Company subject to financing and due diligence. But our Board decided it was more important to keep management focused on the turnaround plan rather than be distracted by what appeared to be little more than a hard asset purchase. We felt that if we could turn the business around, we would have a better chance to create greater value for a broader range of stakeholders.

Our belief is that a profitable business with significant potential has a much better chance of appealing to someone who sees value in TAB's strategic assets; assets like our strong brand, industry knowledge, management and distribution channels all of which could play a key role in the future of your Company. This is why over the last nine months we have been focusing on both the turnaround plan and developing a vision for where we can take this business. But we have not overlooked the need for liquidity and positive return for our stockholders. Based on what I have seen, I believe these will be addressed once we successfully demonstrate the turn-around and talked to those companies and potential partners who share our vision for what this business can become.

But, just as the financial challenges of the Company didn't appear overnight, there isn't a quick cure for lasting profit growth either. There is no magic. It just takes focus, dedication, good people and hard work.

We realize that some stockholders believe that the time is past for strategic positioning and that we should make whatever cuts are necessary to be profitable now despite any inherent limitations such an approach might have on future flexibility. We believe that there are many opportunities for the Company in the future and to limit our flexibility now would eliminate or severely restrict possible synergies that might exist with potential strategic partners. Therefore we have embarked on a program that transitions the Company to profitability without limiting our flexibility to capitalize on potential relationships in the future.

For the fiscal year ended May 31, 2001, we reported revenues of $118.5 million and a net loss of $12.1 million, or $2.34 a diluted share. Adjusting for one time expense and benefits, our normalized operating performance was marginally better than FY2000. Fortunately, our balance sheet continued to remain strong with over $8.8 million in cash and zero debt at year-end.

We are confident that our plan, which is already showing good results, will not only return TAB to its leadership position in the records management industry but will position us to generate a stockholder return in which we can all be proud and thankful.

We began implementing our turnaround plan in the third quarter of last year and it started to pay off in Q4 as our normalized operating income improved 46% over the previous quarter and 49% over the same prior year period. On the same basis, our first quarter performance in FY2002 improved 59% over the fourth quarter. This represented a 69% improvement over first quarter of fiscal 2001. Our progress is actually slightly ahead of the plan we communicated in our Form 8-K filing where we anticipated our Q1 performance to be between a 17- to 20-cent loss while our actual first quarter results were reported at a loss of 15 cents. This is in spite of the proxy contest that we are funding which accounted for nearly 5 cents per share. Nevertheless, given our Q1 results, to be successful with our break-even objective for the full year, we must be profitable well before the end of this fiscal year. With our success we will also grow both cash from operations and net tangible book value.

In support of TAB's new turnaround plan, we developed a theme for the Company, which communicates our resolve to deliver on our commitments and return this Company to its leadership position in the marketplace, "From this moment on...," is our call to action. This phrase signifies TAB's change in approach, which started last January as we re-ignited our passion for this business. From this moment on, we pledged to build on and improve our solid relationships with customers, channel partners, suppliers, employees and investors. From this moment on, we pledged to deliver new and innovative products, solutions and services to the marketplace. From this moment on, we pledged to create real value for our stockholders by delivering a meaningful return on investment. From this moment on, we pledged to stay focused on what we had to do. We have a wonderful organization dedicated to this Company and we want our enthusiasm for this business to spread to all our stakeholders so they may all share the pride in what this Company can represent.

We think it is appropriate that our sense of urgency with our new culture is also symbolized by a modification to our logo, which appeared on the cover of our annual report. Our progress needs to continue to move forward so rapidly so as to leap out of the box of the past toward the improvements we seek for your Company today and in the future.

To accomplish this, our focus has been on flawlessly delivering the five key components of our turnaround plan:

1.
Build a strong and experienced management team capable of successfully executing the Company turnaround plan. This is completed with the recent addition of Barbara Goff as our Vice President of Human Resources.

2.
Reduce selling, general and administrative expenses and product cost without jeopardizing TAB's effectiveness in the future. We believe we have gone a long way to accomplishing this as our breakeven per month has been reduced by nearly $2 million.

3.
Take the necessary actions to increase revenue and build the base for resumption of long-term profitable growth. This is a process which we started last year and are beginning to see some early results. But growth needs to be the rule not the exception in every month in every operating unit.

4.
Maintain a strong balance sheet and achieve positive cash flow from operations. Our cash position at the end of Q1 was strong enough and our confidence in this business great enough to initiate a program to buy back up to 10% of our stock over the next several months.

5.
Develop a long-term strategy for the business that better defines the opportunities and direction for TAB in the document management industry.

We have communicated much on our turnaround plan in various stockholder conference calls and documented communications in the past several months the most extensive of which was the Form 8-K filing in June and our annual report for FY2001. I would like to now give you some insight into our vision for this business going forward and the opportunities we seek in generating real value for our stakeholders.

We see TAB as a comprehensive "One Stop Shop" providing customized equipment, supplies and services that help our customers reduce the cost and risk of managing their active records. We have been in business for over 50 years and invented color-coding for filing systems. For much of that time we exclusively manufactured our own products. More recently, we have expanded our product offerings to include electronic image conversion and professional services, which provide customers with the ability to re-engineer their filing systems and convert them to more efficient and lower risk administrative processes. The events of September 11 bring vivid images of the need for companies to have adequate back up and recovery procedures for their vital records. TAB is well equipped today to help accomplish that task.

We have a strong brand name, an experienced team, quality products, multiple sales channels and good relationships with our customers, independent dealers, and suppliers. All of which we view as strategic assets which compliment our custom manufacturing capabilities and culture which has a high sense of urgency, quality and focus on ease of doing business.

Despite our rich heritage, our market share is very low—we believe in most cases below 10% of the available market in the various industries in which we participate. Competition in many product lines is strong but is fragmented and no one else has the breadth of capabilities to provide a full service offering as does TAB. Customers today are looking for fewer suppliers who do more and TAB is well positioned to be a comprehensive partner for them as their needs grow and change. But our sales force needs more training and our marketing programs need better focus on customer value to provide appropriate cost benefit/analysis of our capabilities for them and to help reduce sales cycles. We do not view these shortcomings as liabilities but rather opportunities for growth as we further develop the business.

Our business model is one based on a product and services company with multiple sales and distribution channels. It is not a manufacturing company. We will manufacture when we have a competitive advantage in cost, quality, or cycle time. But we will source products for our customers when they have a need and we can deliver in an efficient and timely manner but we cannot be competitive if we produce it ourselves. Our relationships with our customers are more important than demonstrating manufacturing prowess.

Today, we have three sales channels: direct, independent, and telesales. Next week we will be launching our beta testing of our web based customer order entry system for our supplies business. And in this way we will have created a fourth channel—our customers themselves. We believe all these channels can be successful without creating conflict between them. In fact, we have already demonstrated the successful co-existence of our three primary channels in several major metropolitan areas. All the channels have their own market segment, cost and profit structures. Our task is to insure that all are properly focused on their contribution to our business. We are very fortunate to have areas of success in each of these channels with which we can model best practices and improved processes. Implementing these best practices across each channel will lead to better overall corporate performance and profitability.

As we evolve this business, we will continue to build on our strengths, shore-up our weaknesses and take advantage of opportunities as they are presented to us. We believe that this Company, like others we know well, will one day achieve sustainable double-digit revenue growth and operating margins. At the same time, there is no reason why we cannot maintain a return on net assets greater than 20%. All of this is not only possible but has been done before by members of TAB's new management team. This kind of performance is built on the foundation, which we are laying with our FY2002 turnaround efforts.

As we have stated many times the basis for successfully executing the plan lies within TAB's dedicated employees and valued relationships with its customers, suppliers and distributors. Our relationships with you, our stockholders, is one that we value greatly no matter what course of action we may take or critical view you might have of our performance. To our Directors: Hans, Jerry, Kathryn and Jeff, we thank you for your confidence and support, and to David and Warren, we thank you for your perspective and involvement. We firmly believe in the opportunities this Company has before it and appreciate the patience and confidence you have in us. To Ted and your team, we thank you for your interest. This has been a learning experience for all of us. To all our stakeholders I say, "Buckle up; the ride isn't over yet!" But through it all, our objective is and will always be, to create pride of ownership and better than average returns for our owners, no matter who they may be.

Thank you.

About TAB:

    TAB Products Co. is a leading document management company specializing in the re-engineering of the records management process. The Company provides efficient solutions that enable its customers to better organize, control and find their critical documents. TAB leverages its knowledge of paper-based systems with expertise in emerging digital document management technologies. Currently headquartered in Vernon Hills, Illinois, TAB employs over 800 people with offices in the United States, Canada, Europe and Australia. With over 50 years of experience in document management, TAB serves customers in a variety of industries including Finance, Healthcare, Government and Insurance. Additional information can be found at www.tab.com.

The information contained in this press release includes forward-looking statements and financial projections, including statements regarding revenue growth, operating margins and return on net assets, that involve risks and uncertainties. You can identify forward-looking statements by terminology such as "may", "intends", "will", "should", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "forecasts", "projections", "potential", or "continue", or the negative of these terms and other comparable terminology. These statements and financial projections are only predictions. Actual results could differ materially from those anticipated in these forward-looking statements and financial projections as a result of a number of factors, including fluctuations in demand or market acceptance for the Company's products and services, changes in current economic conditions, availability and retention of qualified sales personnel, unanticipated increases in the cost of product components, our ability to use manufacturing assets efficiently, inability to attain forecasted cost reductions, pricing trends, increased competition, product mix, availability of product components, and the risk factors described in TAB's periodic filings with the Securities and Exchange Commission. TAB is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements or financial projections whether as a result of new information, future events or otherwise. Before making an investment decision concerning TAB securities, you should take into account that the occurrence of the events described in TAB's risk factors, as set forth in TAB's periodic filings with the Securities and Exchange Commission, could harm its business, operating results, and financial condition.

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TAB'S PRESIDENT & CEO PRESENTED COMPANY OVERVIEW AND BUSINESS OUTLOOK DURING TAB'S ANNUAL STOCKHOLDERS MEETING